FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Originator	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Encore	765	134,299,430.22	50.51	7.743	646	93.36	41.84
Finance America	723	80,328,817.78	30.21	8.300	634	92.03	37.31
Resmae	451	31,539,324.00	11.86	9.554	661	97.57	44.15
Accredited	116	19,414,523.46	7.30	8.256	594	89.41	39.83
Quickloan	3	315,010.99	0.12	11.000	644	90.94	46.18

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	777,826.47	0.29	5.430	705	87.75
5.501 - 6.000	6	2,096,977.83	0.79	5.987	635	87.49
6.001 - 6.500	45	19,037,183.36	7.16	6.374	661	88.37
6.501 - 7.000	130	40,979,190.14	15.41	6.860	649	91.02
7.001 - 7.500	162	43,637,067.80	16.41	7.320	649	92.92
7.501 - 8.000	227	47,574,286.87	17.89	7.816	638	92.86
8.001 - 8.500	174	22,509,885.11	8.47	8.333	625	92.06
8.501 - 9.000	221	23,938,970.68	9.00	8.805	627	93.03
9.001 - 9.500	184	14,656,389.41	5.51	9.328	617	93.20
9.501 - 10.000	382	23,242,546.95	8.74	9.843	647	97.01
10.001 - 10.500	153	9,285,182.71	3.49	10.343	644	98.35
10.501 - 11.000	229	11,952,167.29	4.50	10.883	630	99.22
11.001 - 11.500	114	4,941,077.13	1.86	11.349	621	99.67
11.501 - 12.000	27	1,233,089.44	0.46	11.877	616	97.96
12.001 - 12.500	1	35,265.26	0.01	12.200	600	100.00

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16

Min: 5.240
Max: 12.200
Weighted Average: 8.167

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	599	20,740,283.29	7.80	10.114	640	97.93
50,000.01 - 100,000.00	720	51,494,062.65	19.37	9.482	635	95.25
100,000.01 - 150,000.00	222	27,208,257.47	10.23	8.706	635	94.71
150,000.01 - 200,000.00	124	21,621,114.10	8.13	7.915	631	91.67
200,000.01 - 250,000.00	86	19,440,523.30	7.31	7.611	638	92.93
250,000.01 - 300,000.00	82	22,380,165.33	8.42	7.458	649	93.59
300,000.01 - 350,000.00	51	16,559,806.52	6.23	7.460	644	93.28
350,000.01 - 400,000.00	52	19,482,171.34	7.33	7.545	650	93.12
400,000.01 - 450,000.00	31	13,191,842.78	4.96	7.498	651	92.58
450,000.01 - 500,000.00	27	12,866,271.77	4.84	7.238	640	91.32
500,000.01 - 550,000.00	11	5,785,794.55	2.18	6.981	652	90.49
550,000.01 - 600,000.00	4	2,303,021.10	0.87	7.020	636	88.14
600,000.01 - 650,000.00	24	14,974,056.55	5.63	7.078	644	88.05
650,000.01 - 700,000.00	12	8,116,146.55	3.05	6.849	642	89.78
700,000.01 - 750,000.00	12	8,933,489.15	3.36	7.075	623	86.77
800,000.01 - 850,000.00	1	800,100.00	0.30	8.520	723	90.00

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16

Min: $12,491.78
Max: $800,100.00
Average: $129,201.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

ARM 2/28	781	137,192,602.70	51.60	7.826	627	91.64	39.55
Balloon 30/15	854	47,597,644.46	17.90	10.142	661	99.79	42.64
ARM 2/28 - IO	114	41,311,066.00	15.54	7.202	658	91.32	41.29
Fixed 30 yr	102	16,160,893.63	6.08	7.675	644	90.51	39.83
ARM 1/29	33	8,294,747.29	3.12	7.357	637	93.36	43.84
Fixed 20 yr	93	5,004,868.85	1.88	10.178	650	99.54	42.60
ARM 3/27	29	3,149,163.22	1.18	8.556	621	90.76	37.29
ARM 3/27 - IO	8	2,689,600.00	1.01	6.822	650	88.55	40.20
6 Month ARM	7	2,184,204.83	0.82	7.519	638	91.92	42.03
Fixed 15 yr	31	1,285,488.45	0.48	9.719	637	96.72	40.94
ARM 5/25	4	615,577.02	0.23	7.688	625	92.62	43.94
Fixed 30 yr - IO	2	411,250.00	0.15	6.895	673	88.17	41.85

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Adjustable	976	195,436,961.06	73.50	7.668	635	91.59	40.12
Balloon	854	47,597,644.46	17.90	10.142	661	99.79	42.64
Fixed	228	22,862,500.93	8.60	8.324	646	92.79	40.53

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV	DTI

1	1,084	212,299,773.77	79.84	7.663	635	91.50	40.08
2	974	53,597,332.68	20.16	10.165	660	99.76	42.67

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	252	49,836,272.71	18.74	7.611	591	84.50
85.01 - 90.00	364	53,457,697.67	20.10	7.818	615	89.61
90.01 - 95.00	396	92,262,094.90	34.70	7.611	661	94.74
95.01 - 100.00	1,046	70,341,041.17	26.45	9.555	667	99.94

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16

Min: 80.47
Max: 100.00
Weighted Average: 93.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	43	6,433,537.02	2.42	8.721	513	85.29
525 - 549	93	10,935,391.62	4.11	8.488	537	86.42
550 - 574	131	19,775,397.31	7.44	8.066	563	87.41
575 - 599	238	21,897,790.81	8.24	8.527	587	90.62
600 - 624	333	44,371,117.09	16.69	8.196	613	92.84
625 - 649	360	47,468,493.00	17.85	8.178	637	93.96
650 - 674	330	40,867,700.64	15.37	8.307	661	95.24
675 - 699	247	31,432,671.31	11.82	8.086	685	95.91
700 - 724	138	24,487,786.43	9.21	7.720	710	95.59
725 - 749	73	9,291,560.01	3.49	7.742	735	94.87
750 - 774	57	6,564,835.63	2.47	8.020	761	97.33
775 - 799	14	2,194,566.73	0.83	7.326	780	91.24
800 - 824	1	176,258.85	0.07	6.950	809	100.00

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16

Min: 500
Max: 809
NZ Weighted Average: 640

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Purchase	1,421	133,726,592.60	50.29	8.703	652	95.17	40.26
Cashout Refinance	576	119,693,991.28	45.02	7.624	628	91.13	41.10
Rate/Term Refinance	61	12,476,522.57	4.69	7.640	626	91.19	39.50

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Property Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Single Family	1,550	191,591,685.05	72.05	8.193	638	93.16	40.54
PUD	195	28,480,177.30	10.71	8.292	635	93.03	39.98
Condo	165	20,739,388.58	7.80	8.147	656	94.35	41.87
Duplex	105	17,923,674.07	6.74	7.770	662	92.86	40.25
Townhouse	27	4,508,547.77	1.70	7.982	636	92.75	44.39
3-4 Family	14	2,288,480.05	0.86	8.112	623	88.62	37.31
Manufactured	1	266,771.55	0.10	7.640	584	85.00	44.96
Modular	1	98,382.08	0.04	8.999	500	85.00	30.78

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Stated	948	153,596,580.96	57.77	8.045	663	94.70	41.17
Full	1,059	104,499,525.64	39.30	8.372	609	91.02	40.10
Alt.	19	2,926,446.63	1.10	8.076	625	91.92	31.62
Limited	8	2,057,284.40	0.77	6.978	582	86.61	36.28
12 mo. Bank Statements	21	2,002,370.33	0.75	8.750	656	96.77	40.53
24 mo. Bank Statements	3	814,898.49	0.31	6.887	617	89.69	41.23

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Owner Occupied	1,836	242,550,678.04	91.22	8.155	639	93.64	41.27
Non-Owner Occupied	218	22,455,612.08	8.45	8.287	648	88.08	33.44
Second Home	4	890,816.33	0.34	8.349	693	92.90	40.40

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV	DTI

California	544	94,553,879.61	35.56	8.011	651	93.55	42.44
Illinois	239	31,746,925.79	11.94	8.192	647	93.83	41.14
Florida	159	17,606,500.16	6.62	8.296	647	95.49	40.80
New York	36	11,482,124.63	4.32	7.615	645	91.73	43.35
Arizona	74	9,711,510.96	3.65	8.020	658	93.09	38.91
Michigan	75	7,631,238.25	2.87	8.261	628	91.92	34.98
Ohio	72	7,190,212.72	2.70	7.988	633	91.44	39.55
Texas	110	6,907,473.50	2.60	9.097	600	93.06	36.63
Virginia	39	6,438,160.42	2.42	8.168	631	93.22	40.53
Hawaii	13	6,237,393.10	2.35	6.709	699	90.92	34.60
Maryland	31	6,065,813.43	2.28	8.076	629	92.14	41.00
Georgia	56	5,443,056.79	2.05	8.590	615	92.17	37.33
Mississippi	79	4,631,734.45	1.74	8.870	586	90.01	37.33
Missouri	59	4,006,067.04	1.51	9.039	602	91.81	38.60
Nevada	24	3,575,491.67	1.34	8.075	631	93.84	39.27
Pennsylvania	43	3,558,073.39	1.34	8.410	602	91.19	34.26
New Jersey	16	3,418,089.29	1.29	8.055	649	94.10	42.55
Indiana	45	2,869,293.62	1.08	8.715	613	91.69	37.75
Tennessee	25	2,861,803.63	1.08	8.277	626	91.33	37.19
Connecticut	15	2,853,410.66	1.07	7.548	650	94.07	40.40
Minnesota	13	2,756,488.54	1.04	7.279	643	92.20	38.95
Washington	29	2,429,617.02	0.91	8.843	604	92.91	41.10
Massachusetts	16	2,414,814.13	0.91	8.249	604	92.35	45.44
Colorado	32	2,282,444.90	0.86	9.106	630	96.63	40.31
Alabama	25	1,988,929.43	0.75	9.086	599	90.83	40.01
District of Columbia	7	1,678,912.20	0.63	8.594	646	93.54	38.35
Wisconsin	18	1,633,894.30	0.61	8.842	617	92.54	40.91
North Carolina	18	1,621,588.85	0.61	8.687	635	91.08	39.95
Louisiana	20	1,547,805.68	0.58	8.992	614	93.55	33.77
Utah	26	1,497,124.14	0.56	9.400	617	93.70	41.76
Oklahoma	24	951,555.56	0.36	9.517	601	92.33	34.06
Rhode Island	5	931,195.88	0.35	7.635	633	95.27	45.96
Iowa	11	875,274.21	0.33	9.280	640	92.53	40.10
Kansas	9	836,656.84	0.31	8.758	562	88.96	38.46
South Carolina	10	783,505.90	0.29	8.903	614	91.81	41.09
Kentucky	6	558,807.50	0.21	8.262	611	93.26	33.41
Maine	2	444,721.70	0.17	7.668	650	95.00	40.11
Oregon	10	392,247.76	0.15	10.153	658	100.00	40.81
New Mexico	5	338,540.48	0.13	9.669	578	93.60	44.68
Montana	4	234,232.17	0.09	9.055	640	97.28	37.05
West Virginia	3	214,665.16	0.08	9.670	574	86.72	42.58
Nebraska	3	204,851.90	0.08	8.727	563	86.83	30.64
Idaho	3	186,179.71	0.07	9.184	587	93.42	40.41
Arkansas	2	126,228.85	0.05	7.119	681	95.73	33.26
South Dakota	1	93,039.90	0.03	8.190	635	95.00	38.25
New Hampshire	1	51,164.69	0.02	10.250	731	99.67	42.75
Delaware	1	34,365.94	0.01	9.490	670	100.00	39.00

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16	40.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Debt-to-Income Ratio (%)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 5.00	3	154,278.80	0.06	8.985	612	89.86
5.01 - 10.00	6	1,395,506.06	0.52	7.495	715	87.11
10.01 - 15.00	22	2,052,081.26	0.77	8.616	622	89.87
15.01 - 20.00	31	2,705,976.07	1.02	8.164	628	89.94
20.01 - 25.00	93	10,598,440.81	3.99	8.036	644	90.87
25.01 - 30.00	142	15,647,923.32	5.88	8.272	627	92.49
30.01 - 35.00	211	24,101,485.71	9.06	8.154	631	91.99
35.01 - 40.00	337	46,120,709.91	17.35	8.039	646	92.84
40.01 - 45.00	479	68,239,424.94	25.66	8.071	648	93.70
45.01 - 50.00	681	86,253,592.91	32.44	8.328	641	94.34
50.01 - 55.00	53	8,627,686.66	3.24	8.009	585	89.08

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16

Min: 4.00
Max: 55.00
Weighted Average: 40.60

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

No Coverage	2,058	265,897,106.45	100.00	8.167	640	93.16

Total:	2,058	265,897,106.45	100.00	8.167	640	93.16

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.